Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets [Text Block]
NOTE 6: GOODWILL AND OTHER INTANGIBLE ASSETS
Goodwill
The carrying amount of goodwill was as follows:

Dollars in thousands	December 31,
	2012	2011
Goodwill	$267,750	$267,750
Goodwill from NCR Asset Acquisition	27,344	—
Total goodwill	$295,094	$267,750

Goodwill by Segment
The carrying amount of goodwill by segment was as follows:

Dollars in thousands	December 31,
	2012	2011
Redbox	$138,743	$111,399
Coin	156,351	156,351
New Ventures	—	—
Total goodwill	$295,094	$267,750

The increase in goodwill of $27.3 million in 2012 was attributable to the NCR Asset Acquisition. This increase primarily represents the future expected synergies and operational efficiencies, as well as market expansion for our Redbox segment, and has been assigned to our Redbox segment. The majority of such goodwill was deductible for tax purposes. As discussed in Note 3: Business Combination, during the second quarter of 2013, we obtained sufficient evidence regarding the quality and market value of the kiosks acquired, through sales of certain NCR kiosks during the second quarter of 2013, to finalize our purchase price allocation. As a result, we retroactively adjusted our purchase price allocation to increase the value assigned to the kiosks acquired by $14.8 million with a corresponding decrease to goodwill.
We elected to by-pass the qualitative assessment and performed the annual goodwill impairment test based on a quantitative analysis as of November 30, 2012. We estimated the fair value of our reporting units using both the income and market approaches. Our estimates of fair value can change significantly based on factors such as revenue growth rates, profit margins, discount rates, market conditions, market prices, and changes in business strategies. As the estimated fair value of each reporting unit exceeded its respective carrying value there was no goodwill impairment in 2012.

Other Intangible Assets
The gross amount of our other intangible assets and the related accumulated amortization were as follows:

Dollars in thousands	Amortization Period	December 31,
		2012	2011
Retailer relationships	5-10 years	$53,344	$13,344
Accumulated amortization		(11,518)	(7,062)
		41,826	6,282
Other	1-40 years	9,404	1,890
Accumulated amortization		(2,261)	(1,339)
		7,143	551
Intangible assets, net		$48,969	$6,833

Amortization expense was as follows:

Dollars in thousands	Year Ended December 31,
	2012	2011	2010
Retailer relationships	$4,456	$2,457	$3,022
Other	922	283	283
Total amortization of intangible assets	$5,378	$2,740	$3,305

Expected future amortization is as follows:

Dollars in thousands	Retailer Relationships	Other
2013	$6,250	$1,234
2014	5,432	970
2015	4,012	940
2016	4,012	828
2017	4,012	806
Thereafter	18,108	2,365
Total expected amortization	$41,826	$7,143